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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 1998

                                CITIZENS BANCORP
             (Exact name of registrant as specified in its charter)


                                     Oregon
                 (State or other jurisdiction of incorporation)

       0-23277                                   91-1841688
(Commission File Number)              (IRS Employer Identification NO.)

   275 SW Third Street, Corvallis, OR                 97339
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code): (541) 752-5161

                                      N/A
         (Former name of former address, if changed since last report)
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Item 4  Changes in Registrant's Certifying Accountant

        In December of 1997 the Company's management recommended to the Audit Committee of the Board of Directors that the Company solicit bids from independent certified public accountants to perform the Company's accounting and auditing work beginning in the 1998 fiscal year. The Audit Committee approved the recommendation, and directed management to schedule interviews to evaluate qualified candidates to serve as the Company's independent accountant.

        The recommendation did not arise from any disagreements, within the meaning of Item 304 of Regulation S-K, between the Company and the Company's present independent accountant, David O. Christensen, Certified Public Accountant and Consultants ("Christensen"), and there have been no such disagreements, or any "reportable events" under paragraph (a)(1)(v) of Item 304, with respect to any Company financial statement, audit, report or tax return or any matters relating thereto for the Company's two most recent fiscal years or any subsequent interim period through January 9, 1998. In particular, with respect to such financial statements, Christensen's report did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        The Board's Audit Committee scheduled interviews with three accounting firms as part of its review and evaluation process. Christensen was invited to be considered as a candidate for the Company's accounting and auditing work and to be included among firms interviewed. Christensen notified the Company on January 9, 1998 that Christensen declined to stand for consideration or for re-election as the Company's independent accountant. The Audit Committee held its interviews on February 11, 1998, and thereafter recommended that the accounting firm of Knight, Vale and Gregory, Inc., P.S. ("KVG") be retained as the Company's independent accountant. The recommendation was approved by the Board of Directors on February 17, 1998.

        Christensen continues to be retained by the Company to complete the Company's Fiscal 1997 financial statements, audit, and tax return. Beginning on February 18, 1998, KVG commenced providing accounting and audit services to the Company for matters arising in fiscal 1998.

Item 7  Financial Statements and Exhibits

        (a) Financial statements - not applicable

        (b) Pro Forma financial information - not applicable

        (c) Exhibit
               (16) March 4, 1998 letter of David O. Christensen CPA and Consultants to the Securities and Exchange Commission included therein pursuant to the requirement of Item 304(a) of Regulation S-K.


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Additional Language: Date and Amendment:

        Date: The date of this report is January 9, 1998, which is the date the Company's former accountant notified the Company of the accountant's decision to decline to stand for consideration or for re-election as the Company's independent accountant.

        Amendment: This Form 8-K/A amends the Form 8-K filed by the registrant on February 24, 1998

                                   Signatures

        Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Citizens Bancorp/OR

        Date of Report: January 9, 1998       By:  /s/ Lark E. Wysham
                                                   ------------------
                                              Name:  Lark E. Wysham
                                              Title: Senior Vice President
                                                     and Chief Financial Officer